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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-4452 and No. 333- 58393) of Eagle USA Airfreight, Inc. of our report dated November 20, 1998 appearing on page F-2 of this Annual Report on Form 10-K.



                                          PricewaterhouseCoopers LLP
                                          Houston, Texas
                                          December 16, 1998